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                                                                    Exhibit (10)

                            Borden, Inc. ("Company")
                      Summary of Terms of Employment for:
                                Kevin M. Kelley

1.   Position:           Executive Vice President, Corporate Strategy and
                         Development.

2.   Base Salary:        $450,000 per year (Payable bi-weekly and subject to
                         periodic increases based on performance).

3.   Annual Incentive:   Performance based.

4.   Perquisites:        $50,000 for the first year of employment and $30,000
                         each year thereafter.

5.   Signing Bonus:      $675,000 provided as a loan with one-third of the
                         principal and accrued interest to be forgiven each year and the total to be forgiven after three years of employment with the Company.

6.   Other:              Severance and vacation benefits and participation in
                         management equity and savings plans are in accordance with the Company's standard practices.